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                                                                    EXHIBIT 10.5






                             KEY3MEDIA GROUP, INC.

                      2000 STOCK OPTION AND INCENTIVE PLAN
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                               Table of Contents
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                                        ARTICLE I
                                         GENERAL

1.1     Purpose......................................................................1
1.2     Definitions of Certain Terms.................................................1
1.3     Administration...............................................................3
1.4     Persons Eligible for Awards..................................................4
1.5     Types of Awards Under Plan...................................................4
1.6     Shares Available for Awards..................................................4

                                        ARTICLE II
                                  AWARDS UNDER THE PLAN
2.1     Award Agreements.............................................................5
2.2     No Rights as a Shareholder...................................................5
2.3     Grant of Stock Options, Stock Appreciation Rights and Additional Options.....6
2.4     Exercise of Stock Options and Stock Appreciation Rights......................7
2.5     Termination of Employment....................................................8
2.6     Grant of Restricted Stock....................................................9
2.7     Grant of Restricted Stock Units.............................................10
2.8     Grant of Performance Shares and Share Units.................................10
2.9     Other Stock-Based Awards....................................................11
2.10    Grant of Dividend Equivalent Rights.........................................11
2.11    Right of Recapture..........................................................11

                                      ARTICLE III
                                     MISCELLANEOUS

3.1     Amendment of the Plan; Modification of Awards................................12
3.2     Tax Withholding..............................................................12
3.3     Restrictions.................................................................13
3.4     Nonassignability.............................................................13
3.5     Requirement of Notification of Election Under Section 83(b) of the Code......14
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3.6     Requirement of Notification Upon Disqualifying
        Disposition Under Section 421(b) of the Code.................................14
3.7     Merger, Sale or Liquidation of the Company...................................14
3.8     No Right to Employment.......................................................15
3.9     Nature of Payments...........................................................15
3.10    Non-Uniform Determinations...................................................15
3.11    Other Payments or Awards.....................................................16
3.12    Section Headings.............................................................16
3.13    Effective Date and Term of Plan..............................................16
3.14    Governing Law................................................................16
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                                     (ii)
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                                   ARTICLE I
                                    GENERAL

 1.1 Purpose
     -------

          The purpose of the Key3Media Group, Inc. 2000 Stock Option and Incentive Plan (the "Plan") is to provide an incentive for officers, other
                     ----
employees, prospective employees and directors of, and consultants to, Key3Media Group, Inc. (the "Company") and its subsidiaries and affiliates to acquire a
                  -------
proprietary interest in the success of the Company, to enhance the long-term performance of the Company and to remain in the service of the Company and its subsidiaries and affiliates.

1.2 Definitions of Certain Terms
    ----------------------------

          (a) "Award" means an award under the Plan as described in Section 1.5
               -----
and Article II.

          (b) "Award Agreement" means a written agreement entered into between
               ---------------
the Company and a Grantee in connection with an Award.

          (c) "Board" means the Board of Directors of the Company.
               -----

          (d) "Code" means the Internal Revenue Code of 1986, as amended.
               ----

          (e) "Committee" means the Nominating and Compensation Committee of
               ---------
               the Board.

          (f) "Common Stock" means the common stock of the Company.
               ------------

          (g) "Employment" means, the Grantee being an employee of the Company,
               ----------
or in the case of a Grantee who is not an employee of the Company, the Grantee's association with the Company as a director, consultant or otherwise.

          (h) "Exchange Act" means the Securities Exchange Act of 1934, as
               ------------
amended.

          (i) The "Fair Market Value" of a share of Common Stock on any date
                   -----------------
shall be (i) the closing sale price per share of Common Stock during normal trading hours on the national securities exchange on which the Common Stock is principally traded for such date or the last preceding date on which there was a sale of such Common Stock on such exchange or (ii) if the shares of Common Stock are then traded in an over-the-counter market, the average of the closing bid and asked prices for the shares of Common Stock during normal trading hours in such over-the-counter market for such date or the last preceding date on which there was a sale of such Common Stock in such market, or (iii) if the shares of Common Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee, in its sole discretion, shall determine.

          (j) "Good Reason" means, without Grantee's express written consent,
               -----------
the occurrence of any of the following events after a merger or sale described in paragraph 3.7(a): (i) any change in the duties or responsibilities (including reporting responsibilities) of Grantee that is inconsistent in any material and adverse respect with Grantee's position(s), duties or responsibilities with the Company immediately prior to such merger or sale (including any material and adverse diminution of such duties or responsibilities), (ii) a material and adverse change in Grantee's titles or offices with the successor corporation as in effect immediately prior to such merger or sale, (iii) a reduction by the successor corporation in Grantee's rate of annual base salary or annual target bonus opportunity (including any material and adverse change in the formula for such annual bonus target), or material reduction by the successor corporation in Grantee's aggregate employee benefits, as in effect immediately prior to such merger or sale or as the same may be increased from time to time thereafter, or (iv) any requirement of the successor corporation that Grantee (A) be based anywhere more than fifty (50) miles from the office where Grantee is located at the time of such merger or sale or (B) travel on successor corporation business to an extent substantially greater than the travel obligations of Grantee immediately prior to such merger or sale.

          (k) "Grantee" means a person who receives an Award.
               -------

          (l) "Incentive Stock Option" means a stock option that is intended to
               ----------------------
qualify for special federal income tax treatment pursuant to Sections 421 and 422 of the Code (or a successor provision thereof) and which is so designated in the applicable Award Agreement. Under no circumstances shall any stock option that is not specifically designated as an Incentive Stock Option be considered an Incentive Stock Option.

          (m) "Key Persons" means directors, officers and other employees of the
               -----------
Company or of a Related Entity, and consultants to the Company or a Related Entity.

          (n) "Option Exercise Price" means the amount payable by a Grantee on
               ---------------------
the exercise of a stock option.

          (o) "Related Entity" means any parent or subsidiary corporation of the
               --------------
Company or any business, corporation, partnership, limited liability company or other entity in which the Company or a parent or a subsidiary corporation holds a controlling ownership interest, directly or indirectly. SOFTBANK Corp. ("SOFTBANK") and each of its subsidiaries shall be deemed to be a Related Entity for so long as SOFTBANK, together with any of its subsidiaries, shall be the beneficial owner of at least 35.0% of the outstanding aggregate amount of Common Stock.

          (p) "Rule 16b-3" means Rule 16b-3 under the Exchange Act.
               ----------

          (q) Unless otherwise determined by the Committee, a Grantee shall be deemed to have a "Termination of Employment" upon ceasing employment with the
                  -------------------------
Company and all Related Entities.  The Committee in its discretion may determine
(a) whether any leave of absence

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constitutes a Termination of Employment for purposes of the Plan, (b) the impact, if any, of any such leave of absence on Awards theretofore made under the Plan, and (c) when a change in a Grantee's association with the Company constitutes a Termination of Employment for purposes of the Plan. The Committee may also determine whether a Grantee's Termination of Employment is for cause and the date of termination in such case.

1.3 Administration
    --------------

          (a) The Plan shall be administered by the Committee, which shall consist of not less than two directors. Except as otherwise determined by the Board, the members of the Committee shall be "non-employee directors" under Rule 16b-3, and "outside directors" under Section 162(m) of the Code. The Committee may delegate any of its powers under the Plan to a subcommittee of the Committee consisting of non-employee directors and outside directors.

          (b) The Committee or a subcommittee thereof (which hereinafter shall also be referred to as the Committee) shall have the authority (i) to exercise all of the powers granted to it under the Plan, (ii) to construe, interpret and implement the Plan and any Award Agreements, (iii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing its own operations, (iv) to make all determinations necessary or advisable in administering the Plan, (v) to correct any defect, supply any omission and reconcile any inconsistency in the Plan, (vi) to amend the Plan to reflect changes in applicable law, (vii) to determine whether, to what extent and under what circumstances Awards may be settled or exercised in cash, shares of Common Stock, other securities, other Awards or other property, or canceled, forfeited or suspended and the method or methods by which Awards may be settled, canceled, forfeited or suspended, and (viii) to determine whether, to what extent and under what circumstances cash, shares of Common Stock, other securities, other Awards or other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee.

          (c) Actions of the Committee shall be taken by the vote of a majority of its members. Any action may be taken by a written instrument signed by a majority of the Committee members, and action so taken shall be fully as effective as if it had been taken by a vote at a meeting.

          (d) The determination of the Committee on all matters relating to the Plan or any Award Agreement shall be final, binding and conclusive.

          (e) No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award.

          (f) Notwithstanding anything to the contrary contained herein: (a) until the Board shall appoint the members of the Committee, the Plan shall be administered by the Board and (b) the Board may, in its sole discretion, at any time and from time to time, grant Awards or

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resolve to administer the Plan. In either of the foregoing events, the Board shall have all of the authority and responsibility granted to the Committee herein.

1.4 Persons Eligible for Awards
    ---------------------------

          Awards under the Plan may be made to such Key Persons as the Committee shall select in its discretion.

1.5 Types of Awards Under Plan
    --------------------------

          Awards may be made under the Plan in the form of stock options, including Incentive Stock Options, stock appreciation rights, restricted stock, restricted stock units, performance shares and share units and other stock-based Awards, as set forth in Article II.

1.6 Shares Available for Awards
    ---------------------------

          (a) Total shares available.  The total number of shares of Common
              ----------------------
Stock which may be transferred pursuant to Awards granted under the Plan shall initially not exceed 23,933,333 shares (8,186,666 shares of which can only be transferred pursuant to high priced stock options (the "High Priced Options").
                                                        -------------------
In the event the Company issues additional shares of Common Stock (other than the 65 million shares to be issued pursuant to the spin-off of the Company and related offering, any shares issued pursuant to the exercise of the warrants being issued concurrently therewith and any shares issued pursuant to Awards), the total number of additional shares of Common Stock which may be transferred pursuant to Awards shall equal 25% of the sum of the additional shares of Common Stock issued at such time plus the increase in the number of shares of Common Stock that can be transferred pursuant to Awards or such lesser amount as determined in the discretion of the Committee. Such shares may be authorized but unissued Common Stock or authorized and issued Common Stock held in the Company's treasury or acquired by the Company for the purposes of the Plan. The Committee may direct that any stock certificate evidencing shares issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares pursuant to the Plan. If any Award is forfeited or otherwise terminates or is canceled without the delivery of shares of Common Stock, then the shares covered by such forfeited, terminated or canceled Award shall again become available for transfer pursuant to Awards granted or to be granted under this Plan. Any shares of Common Stock delivered by the Company, any shares of Common Stock with respect to which Awards are made by the Company and any shares of Common Stock with respect to which the Company becomes obligated to make awards, through the assumption of, or in substitution for, outstanding awards previously granted by an acquired entity, shall not be counted against the shares available for Awards under this Plan.

          (b) Adjustments.  The number of shares of Common Stock covered by each
              -----------
outstanding Award, the number of shares available for Awards, the number of shares that may be subject to Awards to any one Grantee, and the price per share of Common Stock covered by each such outstanding Award shall be proportionately adjusted, as determined in the sole discretion of the Committee, for any increase or decrease in the number of issued shares of Common Stock

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resulting from a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company or to reflect any distributions to holders of Common Stock other than regular cash dividends; provided, however, that conversion of any convertible securities of the Company
--------  -------
shall not be deemed to have been "effected without receipt of consideration." Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award. After any adjustment made pursuant to this paragraph, the number of shares subject to each outstanding Award shall be rounded to the nearest whole number.

                                   ARTICLE II

                             AWARDS UNDER THE PLAN

2.1 Award Agreements
    ----------------

          Each Award granted under the Plan shall be evidenced by an Award Agreement which shall contain such provisions as the Committee in its discretion deems necessary or desirable. Such provisions may include, without limitation, a requirement that the Grantee become a party to a shareholders' agreement with respect to any shares of Common Stock acquired pursuant to the Award, a requirement that the Grantee acknowledge that such shares are acquired for investment purposes only, and a right of first refusal exercisable by the Company in the event that the Grantee wishes to transfer any such shares. The Committee may grant Awards in tandem with or in substitution for any other Award or Awards granted under this Plan or any award granted under any other plan of the Company. Payments or transfers to be made by the Company upon the grant, exercise or payment of an Award may be made in such form as the Committee shall determine, including cash, shares of Common Stock, other securities, other Awards or other property and may be made in a single payment or transfer, in installments or on a deferred basis. A Grantee shall have no rights with respect to an Award unless such Grantee accepts the Award within such period as the Committee shall specify by executing an Award Agreement in such form as the Committee shall determine and, if the Committee shall so require, makes payment to the Company in such amount as the Committee may determine. The Committee shall determine if loans (whether or not secured by shares of Common Stock) may be extended or guaranteed by the Company with respect to any Awards.

2.2 No Rights as a Shareholder
    --------------------------

          No Grantee of an Award (or other person having rights pursuant to such Award) shall have any of the rights of a shareholder of the Company with respect to shares subject to such Award until the issuance of a stock certificate to such person for such shares. Except as otherwise provided in Section 1.6(b), no adjustment shall be made for dividends, distributions or

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other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

2.3 Grant of Stock Options, Stock Appreciation
    Rights and Additional Options
    ------------------------------------------

          (a) The Committee may grant stock options, including Incentive Stock Options to purchase shares of Common Stock from the Company, to such Key Persons, in such amounts and subject to such terms and conditions, as the Committee shall determine in its discretion.

          (b) The Committee may grant stock appreciation rights to such Key Persons, in such amounts and subject to such terms and conditions, as the Committee shall determine in its discretion. Stock appreciation rights may be granted in connection with all or any part of, or independently of, any stock option granted under the Plan. A stock appreciation right may be granted at or after the time of grant of such option.

          (c) The Grantee of a stock appreciation right shall have the right, subject to the terms of the Plan and the applicable Award Agreement, to receive from the Company an amount equal to (a) the excess of the Fair Market Value of a share of Common Stock on the date of exercise of the stock appreciation right over (b) the exercise price of such right as set forth in the Award Agreement (or over the option exercise price if the stock appreciation right is granted in connection with a stock option), multiplied by (c) the number of shares with respect to which the stock appreciation right is exercised. Payment to the Grantee upon exercise of a stock appreciation right shall be made in cash or in shares of Common Stock (valued at their Fair Market Value on the date of exercise of the stock appreciation right) or both, as the Committee shall determine in its discretion. Upon the exercise of a stock appreciation right granted in connection with a stock option, the number of shares subject to the option shall be correspondingly reduced by the number of shares with respect to which the stock appreciation right is exercised. Upon the exercise of a stock option in connection with which a stock appreciation right has been granted, the number of shares subject to the stock appreciation right shall be correspondingly reduced by the number of shares with respect to which the option is exercised.

          (d) Each Award Agreement with respect to a stock option shall set forth the Option Exercise Price, which shall be at least 100% of the Fair Market Value of a share of Common Stock on the date the option is granted, unless otherwise determined by the Committee in its discretion. However, the High Priced Options can not have an Option Exercise price of less than 220% of the Fair Market Value of a share common stock on the date the option is granted.

          (e) Each Award Agreement with respect to a stock option or stock appreciation right shall set forth the periods during which the Award evidenced thereby shall be exercisable, whether in whole or in part. Such periods shall be determined by the Committee in its discretion; provided, however, that no
                                                  --------  -------
Incentive Stock Option (or a stock appreciation right

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granted in connection with an Incentive Stock Option) shall be exercisable more than 10 years after the date of grant.

          (f) The Committee in its discretion may include in any Award Agreement with respect to a stock option (the "original option") a provision that an
                                     ---------------
additional stock option (the "additional option") shall be granted to any
                              -----------------
Grantee who, pursuant to Section 2.4(c), delivers shares of Common Stock in partial or full payment of the exercise price of the original option. The additional option shall be for a number of shares of Common Stock equal to the number thus delivered, shall have an Option Exercise Price equal to the Fair Market Value of a share of Common Stock on the date of exercise of the original option, and shall have an expiration date no later than the expiration date of the original option. In the event that an Award Agreement provides for the grant of an additional option, such Agreement shall also provide that the exercise price of the original option be no less than the Fair Market Value of a share of Common Stock on its date of grant, and that any shares that are delivered pursuant to Section 2.4(c) in payment of such exercise price shall have been held by the Grantee for at least six months.

          (g) To the extent that the aggregate Fair Market Value (determined as of the time the option is granted) of the stock with respect to which Incentive Stock Options granted under this Plan and all other plans of the Company are first exercisable by any Grantee during any calendar year shall exceed the maximum limit (currently, $100,000), if any, imposed from time to time under
Section 422 of the Code, such options shall be treated as nonqualified stock options.

          (h) Notwithstanding the provisions of Sections 2.3(d) and (e), to the extent required under Section 422 of the Code, an Incentive Stock option may not be granted under the Plan to an individual who, at the time the option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of his or her employer corporation or of its parent or subsidiary corporations (as such ownership may be determined for purposes of Section 422(b)(6) of the Code) unless (i) at the time such Incentive Stock Option is granted the Option Exercise Price is at least 110% of the Fair Market Value of the shares subject thereto and (ii) the Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the date granted.

2.4 Exercise of Stock Options and Stock Appreciation Rights
    -------------------------------------------------------

          Each stock option or stock appreciation right granted under the Plan shall be exercisable as follows:

          (a) A stock option or stock appreciation right shall become exercisable at such time or times as determined by the Committee.

          (b) Unless the applicable Award Agreement otherwise provides, a stock option or stock appreciation right may be exercised from time to time as to all or part of the shares as to which such Award is then exercisable (but, in any event, only for whole shares). A stock appreciation right granted in connection with an option may be exercised at any time when, and to the same extent that, the related option may be exercised. A stock option or stock appreciation right shall be exercised by written notice to the Company, on such form and in such manner as the Committee shall prescribe.

          (c) Any written notice of exercise of a stock option shall be accompanied by payment of the Option Exercise Price for the shares being purchased. Such payment shall be made (i) in cash (by certified check or as otherwise permitted by the Committee), or (ii) to the extent specified in the Award Agreement (A) by delivery of shares of Common Stock (which, if acquired pursuant to the exercise of a stock option or under an Award made under this Plan or any other compensatory plan of the Company, were acquired at least six
(6) months prior to the option exercise date) having a Fair Market Value (determined as of the exercise date) equal to all or part of the Option Exercise Price and cash for any remaining portion of the Option Exercise Price, or (B) to the extent permitted by law, by such other method as the Committee may from time to time prescribe, including a cashless exercise procedure through a broker-dealer.

          (d) Promptly after receiving payment of the full Option Exercise Price, or after receiving notice of the exercise of a stock appreciation right for which payment will be made partly or entirely in shares of Common Stock, the Company shall, subject to the provisions of Section 3.3 (relating to certain restrictions), deliver to the Grantee or to such other person as may then have the right to exercise the Award, a certificate or certificates for the shares of Common Stock for which the Award has been exercised. If the method of payment employed upon option exercise so requires, and if applicable law permits, a Grantee may direct the Company to deliver the certificate(s) to the Grantee's broker-dealer.

2.5 Termination of Employment
    -------------------------

          (a) Except to the extent otherwise provided in paragraphs (b) and (c) below or in the applicable Award Agreement, all stock options and stock appreciation rights not thereto fore exercised shall terminate upon the Grantee's Termination of Employment for any reason.

          (b) If a Grantee's Employment terminates for any reason other than death or dismissal for cause, the Grantee may exercise any outstanding stock option or stock appreciation right on the following terms and conditions: (i) exercise may be made only to the extent that the Grantee was entitled to exercise the Award on the date of the Termination of Employment; and (ii) exercise must occur within ninety (90) days after the Termination of Employment, except that this ninety (90) days period shall be increased to one year if the termination is by reason of disability, but in no event after the expiration date of the Award as set forth in the Award Agreement. In the case of an Incentive Stock Option, the term "disability" for purposes of the preceding
                                  ----------
sentence shall have the meaning given to it by Section 422(c)(6) of the Code.

          (c) If a Grantee dies while employed by the Company or a Related Entity, or after a Termination of Employment but during the period in which the Grantee's Awards are exercisable pursuant to paragraph (b) above, any outstanding stock option or stock appreciation right shall be exercisable on the following terms and conditions: (i) exercise may be made only to the extent that the Grantee was entitled to exercise the Award on the date of death and

(ii) exercise must occur by the earlier of the first anniversary of the Grantee's death or the expiration date of the Award. Any such exercise of an Award following a Grantee's death shall be made only by the Grantee's executor or administrator, unless the Grantee's will specifically disposes of such Award, in which case such exercise shall be made only by the recipient of such specific disposition. If a Grantee's personal representative or the recipient of a specific disposition under the Grantee's will shall be entitled to exercise any Award pursuant to the preceding sentence, such representative or recipient shall be bound by all the terms and conditions of the Plan and the applicable Award Agreement which would have applied to the Grantee.

2.6 Grant of Restricted Stock
    -------------------------

          (a) The Committee may grant restricted shares of Common Stock to such Key Persons, in such amounts, and subject to such terms and conditions as the Committee shall determine in its discretion, subject to the provisions of the Plan. Restricted stock Awards may be made independently of or in connection with any other Award.

          (b) The Company shall issue in the Grantee's name a certificate or certificates for the shares of Common Stock covered by the Award. Upon the issuance of such certificate(s), the Grantee shall have the rights of a shareholder with respect to the restricted stock, subject to the transfer restrictions and the Company repurchase rights described in paragraphs (d) and
(e) below and to such other restrictions and conditions as the Committee in its discretion may include in the applicable Award Agreement.

          (c) Unless the Committee shall otherwise determine, any certificate issued evidencing shares of restricted stock shall remain in the possession of the Company until such shares are free of any restrictions specified in the applicable Award Agreement.

          (d) Shares of restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided in this Plan or the applicable Award Agreement. The Committee at the time of grant shall specify the date or dates (which may depend upon or be related to the attainment of performance goals and other conditions) on which the nontransferability of the restricted stock shall lapse. Unless the applicable Award Agreement provides otherwise, additional shares of Common Stock or other property distributed to the Grantee in respect of shares of restricted stock, as dividends or otherwise, shall be subject to the same restrictions applicable to such restricted stock.

          (e) During the 90 days following the Grantee's Termination of Employment for any reason, the Company shall have the right to require the return of any shares to which restrictions on transferability apply, in exchange for which the Company shall repay to the Grantee (or the Grantee's estate) in cash any amount paid by the Grantee for such shares.

2.7 Grant of Restricted Stock Units
    -------------------------------

          (a) The Committee may grant Awards of restricted stock units to such Key Persons, in such amounts, and subject to such terms and conditions as the Committee shall determine in its discretion, subject to the provisions of the Plan. Restricted stock units may be awarded independently of or in connection with any other Award under the Plan.

          (b) At the time of grant, the Committee shall specify the date or dates on which the restricted stock units shall become vested, and may specify such conditions to vesting as it deems appropriate. Unless otherwise determined by the Committee, in the event of the Grantee's Termination of Employment for any reason, restricted stock units that have not vested shall be forfeited and canceled. The Committee at any time may accelerate vesting dates and otherwise waive or amend any conditions of an Award of restricted stock units.

          (c) At the time of grant, the Committee shall specify the maturity date applicable to each grant of restricted stock units, which may be determined at the election of the Grantee. Such date may be later than the vesting date or dates of the Award. On the maturity date, the Company shall transfer to the Grantee one unrestricted, fully transferable share of Common Stock for each vested restricted stock unit scheduled to be paid out on such date and as to which all other conditions to the transfer have been fully satisfied. The Committee shall specify the purchase price, if any, to be paid by the Grantee to the Company for such shares of Common Stock.

2.8 Grant of Performance Shares and Share Units
    -------------------------------------------

          The Committee may grant performance shares in the form of actual shares of Common Stock or share units having a value equal to an identical number of shares of Common Stock to such Key Persons, in such amounts, and subject to such terms and conditions as the Committee shall determine in its discretion, subject to the provisions of the Plan. In the event that a stock certificate is issued in respect of performance shares, such certificates shall be registered in the name of the Grantee but shall be held by the Company until the time the performance shares are earned. The performance conditions and the length of the performance period shall be determined by the Committee. The Committee shall determine in its sole discretion whether performance shares granted in the form of share units shall be paid in cash, Common Stock, or a combination of cash and Common Stock.

2.9 Other Stock-Based Awards
    ------------------------

          The Committee may grant other types of stock-based Awards to such Key Persons, in such amounts and subject to such terms and conditions, as the Committee shall in its discretion determine, subject to the provisions of the Plan. Such Awards may entail the transfer of actual shares of Common Stock, or payment in cash or otherwise of amounts based on the value of shares of Common Stock.


2.10 Grant of Dividend Equivalent Rights
     -----------------------------------

The Committee may in its discretion include in the Award Agreement with respect to any Award a dividend equivalent right entitling the Grantee to receive amounts equal to the ordinary dividends that would be paid, during the time such Award is outstanding and unexercised, on the shares of Common Stock covered by such Award if such shares were then outstanding. In the event such a provision is included in an Award Agreement, the Committee shall determine whether such payments shall be made in cash, in shares of Common Stock or in another form, whether they shall be conditioned upon the exercise of the Award to which they relate, the time or times at which they shall be made, and such other terms and conditions as the Committee shall deem appropriate.

2.11 Right of Recapture
     ------------------

          To the extent provided in the Award Agreement, if at any time within six months after the date on which a participant exercises a stock option or stock appreciation right, or on which restricted stock vests, or which is the maturity date of restricted stock units, or on which income is realized by a participant in connection with any other stock-based Award (each of which events is a "realization event"), the participant discloses company trade secrets in
      -----------------
violation of Company policy or, with respect to senior management, recruits more than five Company employees to join the employee at a new employer, then any gain realized by the Grantee from the realization event shall be paid by the Grantee to the Company upon notice from the Company. Such gain shall be determined on a gross basis, without reduction for any taxes incurred, as of the date of the realization event, without regard to any subsequent change in the Fair Market Value of a share of Common Stock. The Company shall have the right to offset such gain against any amounts otherwise owed to the Grantee by the Company (whether as wages, vacation pay, or pursuant to any benefit plan or other compensatory arrangement).

                                  ARTICLE III

                                 MISCELLANEOUS

 3.1 Amendment of the Plan; Modification of Awards
     ---------------------------------------------

          (a) The Board may from time to time suspend, discontinue, revise or amend the Plan in any respect whatsoever, except that no such amendment shall materially impair any rights or materially increase any obligations of the Grantee under any Award theretofore made under the Plan without the consent of the Grantee (or, after the Grantee's death, the person having the right to exercise or receive payment of the Award). However, neither the Board nor the Committee may increase the total number of shares of Common Stock that may be transferred pursuant to Awards granted under the Plan without the approval of the shareholders of the Company. For purposes of the Plan, any action of the Board or the Committee that alters or affects the tax treatment of any Award shall not be considered to materially impair any rights of any Grantee.

          (b) Shareholder approval of any amendment shall be obtained to the extent necessary to comply with Section 422 of the Code (relating to Incentive Stock Options) or any other applicable law or regulation.

          (c) The Committee may amend any outstanding Award Agreement, including, without limitation, by amendment which would accelerate the time or times at which the Award becomes unrestricted or may be exercised, or waive or amend any goals, restrictions or conditions set forth in the Award Agreement. However, any such amendment (other than an amendment pursuant to paragraphs (a) or (d) of this Section or a merger or sale pursuant to Section 3.7(a)) that materially impairs the rights or materially increases the obligations of a Grantee under an outstanding Award shall be made only with the consent of the Grantee (or, upon the Grantee's death, the person having the right to exercise the Award).

3.2 Tax Withholding
    ---------------

          (a) As a condition to the receipt of any shares of Common Stock pursuant to any Award or the lifting of restrictions on any Award, or in connection with any other event that gives rise to a federal or other governmental tax withholding obligation on the part of the Company relating to an Award (including, without limitation, FICA tax), the Company shall be entitled to require that the Grantee remit to the Company an amount sufficient in the opinion of the Company to satisfy such withholding obligation.

          (b) If the event giving rise to the withholding obligation is a transfer of shares of Common Stock, then, to the extent specified in the applicable Award Agreement and unless otherwise permitted by the Committee, the Grantee may satisfy the withholding obligation imposed under paragraph (a) through a broker sale of shares of Common Stock acquired pursuant to the Award.

3.3 Restrictions
    ------------

          (a) If the Committee shall at any time determine that any consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any Award, the issuance or purchase of shares of Common Stock or other rights thereunder, or the taking of any other action thereunder (a "Plan Action"), then no such Plan Action shall be taken, in whole or in part, unless and until such consent shall have been effected or obtained to the full satisfaction of the Committee.

          (b) The term "consent" as used herein with respect to any action
                        -------
referred to in paragraph (a) means (i) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state or local law, rule or regulation, (ii) any and all written agreements and representations by the Grantee with respect to the disposition of shares, or with respect to any other matter, which the Committee shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made, (iii) any and all consents, clearances and approvals in respect of a Plan Action by any governmental or other regulatory bodies, and (iv) any and all consents or authorizations required to comply with, or required to be obtained under, applicable local law or otherwise required by the Committee. Nothing herein shall require the Company to list, register or qualify the shares of Common Stock on any securities exchange.

3.4 Nonassignability
    ----------------

          Except to the extent otherwise provided in the applicable Award Agreement, no Award or right granted to any person under the Plan shall be assignable or transferable other than by will or by the laws of descent and distribution, and all such Awards and rights shall be exercisable during the life of the Grantee only by the Grantee or the Grantee's legal representative. Notwithstanding the immediately preceding sentence, the Committee may permit a Grantee to transfer any stock option which is not an Incentive Stock Option to one or more of the Grantee's immediate family members or to trusts established in whole or in part for the benefit of the Grantee and/or one or more of such immediate family members. For purposes of the Plan, (i) the term "immediate
                                                                  ---------
family" shall mean the Grantee's spouse and issue (including adopted and step
------
children) and (ii) the phrase "immediate family members or to trusts established in whole or in part for the benefit of the Grantee and one or more of such immediate family members" shall be further limited, if necessary, so that neither the transfer of a nonqualified stock option to such immediate family member or trust, nor the ability of a Grantee to make such a transfer shall have adverse consequences to the Company or the Grantee by reason of Section 162(m) of the Code.

3.5 Requirement of Notification of
    Election Under Section 83(b) of the Code
    ----------------------------------------

          If a Grantee, in connection with the acquisition of shares of Common Stock under the Plan, is permitted under the terms of the Award Agreement to make the election permitted under Section 83(b) of the Code (i.e., an election to include in gross income in the year of transfer the amounts specified in
Section 83(b) of the Code notwithstanding the continuing transfer restrictions) and the Grantee makes such an election, the Grantee shall notify the Company of such election within ten (10) days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code.

3.6 Requirement of Notification Upon Disqualifying
    Disposition Under Section 421(b) of the Code
    ----------------------------------------------

          If any Grantee shall make any disposition of shares of Common Stock issued pursuant to the exercise of an Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition within ten (10) days thereof.

3.7 Merger, Sale or Liquidation of the Company
    ------------------------------------------

          (a)  In the event of (i) a merger or consolidation ("merger") of the
                                                               ------
Company with or into any other corporation or entity or (ii) a sale of all or substantially all of the Company's assets ("sale") to any other corporation or
                                            ----
entity (in either case, the "successor corporation"), outstanding Awards shall
                             ---------------------
either be (1) assumed or an equivalent award shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation or
(2) if not so assumed or substituted, immediately vest (including treating any performance conditions as being met) and be cashed out by the Company based upon the Fair Market Value of the shares of Common Stock, the exercise price, if any, of any Awards and the number of shares of Common Stock subject to the Awards. For the purposes of this paragraph, an Award that has an exercise price shall be considered assumed if in the reasonable determination of the Committee (i) the aggregate intrinsic value (the difference between the fair market value and the exercise price per share of common stock) of the assumed or substituted award after the merger or sale is at least as great as the aggregate intrinsic value of such Award before such transaction and (ii) the ratio of the exercise price per assumed or substituted award to the fair market value per share of successor corporation stock after the merger or sale is at least as favorable as the ratio on such Award before such merger or sale, and an Award that does not have an exercise price shall be considered assumed if in the reasonable determination of the Committee the fair market value of the aggregate shares underlying the assumed or substituted award after the merger or sale is at least as great as the fair market value of the aggregate shares of Common Stock underlying the Award before such merger or sale. For purposes hereof, the term "merger" shall
                                                                  ------
include any transaction in which another corporation acquires all of the issued and outstanding shares of Common Stock of the Company.

          (b) In the event of a merger or sale where the successor corporation assumes or substitutes for any outstanding Awards as provided in (a)(1) above, if within 12 months of the consummation of such merger or sale the Grantee's employment with the successor corporation is terminated by the successor corporation other than for cause or the Grantee terminates employment with the successor corporation for Good Reason, then (i) all of Grantee's outstanding Awards shall immediately vest (including treating any performance conditions as being met), (ii) in the case of stock options and stock appreciation rights, such Awards will remain exercisable for at least 12 months from such termination of employment and (iii) no gain in respect to the exercise of such Awards shall be subject to a right of recapture (notwithstanding any contrary provision in Grantee's Award Agreement). For purposes hereof, the term "cause" shall have the meaning specified in the Grantee's Award agreement.

          (c) In the event of a liquidation or dissolution of the Company, outstanding Awards shall immediately vest (including treating any performance conditions as being met) and be cashed out by the Company as described in (a)(2) above.

3.8 No Right to Employment
    ----------------------

          Nothing in the Plan or in any Award Agreement shall confer upon any Grantee the right to continue in the employ of the Company or affect any right which the Company may have to terminate such employment at any time (with or without cause).

3.9 Nature of Payments
    ------------------

          Any and all grants of Awards and issuances of shares of Common Stock under the Plan shall constitute a special incentive payment to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for the purpose of determining any benefits under any pension, retirement, profit-sharing, bonus, life insurance or other benefit plan of the Company or under any agreement with the Grantee, unless such plan or agreement specifically provides otherwise.

3.10 Non-Uniform Determinations
     --------------------------

          The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Award Agreements, as to the persons to receive Awards under the Plan, and the terms and provisions of Awards under the Plan.

3.11 Other Payments or Awards
     ------------------------

          Nothing contained in the Plan shall be deemed in any way to limit or restrict the Company from making any Award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

3.12 Section Headings
     ----------------

          The section headings contained herein are for the purpose of convenience only and are not intended to define or limit the contents of the sections.

3.13 Effective Date and Term of Plan
     -------------------------------

          Unless sooner terminated by the Board, the provisions of the Plan respecting the grant of Incentive Stock Options shall terminate the day before the tenth anniversary of the adoption of the Plan by the Board. Unless the Committee decides to extend the duration of the Plan, this Plan shall terminate ten years from the date of adoption of the Plan. All Awards made under the Plan prior to its termination shall remain in effect until such Awards have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable Award Agreements.

3.14 Governing Law
     -------------

          All rights and obligations under the Plan shall be construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflict of laws.